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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 29, 2003


                                  SOLUTIA INC.
                                  ------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                                    --------
                            (STATE OF INCORPORATION)



        001-13255                                           43-1781797
        ---------                                           ----------
        (COMMISSION                                         (IRS EMPLOYER
        FILE NUMBER)                                        IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI      63166-6760
---------------------------------------------------------------      ----------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)



                                 (314) 674-1000
                                 --------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c) The following exhibit is filed as part of this report:

          Exhibit Number                    Description
          --------------                    -----------
                 99        Press Release dated July 29, 2003, issued by Solutia Inc.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On July 29, 2003, Solutia Inc. issued a press release announcing Solutia's financial results for the second quarter of 2003. The release also announces a conference call to discuss Solutia's performance. A copy of that press release is filed as an exhibit to this report and is incorporated here by reference.

             The press release uses the non-GAAP term "free cash flow." We believe that this metric is useful to investors and management as a measure of cash generated by business operations that can be used to repay debt obligations or invest in future growth through new business development activities. This metric can also be used to evaluate our ability to generate cash flow from business operations and the impact that this cash flow has on our liquidity. In addition, free cash flow is one of the performance measures we use in determining incentive compensation.

         Solutia will host a conference call on Wednesday, July 30, 2003 at 9 a.m. Central Time to discuss its performance. The call will be simulcast on Solutia's homepage at http://www.solutia.com/pages/corporate/investors/investor relations.asp under the presentations and speeches tab.

         The information in this report, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.





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                                 SIGNATURES

            PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.



                                             SOLUTIA INC.
                                   ----------------------------------------
                                             (Registrant)


                                             /s/ Rosemary L. Klein
                                   ----------------------------------------
                                             Assistant Secretary









DATE: JULY 30, 2003




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                                EXHIBIT INDEX

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

  Exhibit Number                             Description
  --------------                             -----------

        99            Press release dated July 29, 2003, issued by Solutia Inc.